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                                                                   EXHIBIT 10.73

                                    AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT


               THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "First Amendment") is made as of November 20, 2000, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), and EPICOR SOFTWARE CORPORATION, a Delaware corporation ("Borrower"), with reference to the following facts:

        A. The parties hereto have entered into that certain Loan and Security Agreement, dated as of July 26, 2000, as amended (the "Loan Agreement"), and other Loan Documents. (Capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Loan Agreement.)

        B. Borrower has requested that Lender agree to certain modifications to the Loan Agreement, all on the terms and conditions set forth herein.

               NOW, THEREFORE, the parties hereto agree as follows:

        1. Amendments to Loan Agreement. Effective as of the Effective Date, the Loan Agreement shall be amended as follows:

               1.1 Section 7.20(a)(i) of the Loan Agreement is deleted and replaced by the following:

        "a. MINIMUM EBITDA. EBITDA, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

              "Applicable Amount               Applicable Period

                      $0                     For the 3 month period
                                           ending September 30, 2000
                 $(8,500,000)                For the 6 month period
                                            ending December 31, 2000
                 $(9,650,000)                For the 9 month period
                                             ending March 31, 2001
                 $(8,200,000)               For the 12 month period
                                              ending June 30, 2001
                  $1,800,000                For the 12 month period
                                           ending September 30, 2001
                  $6,350,000                For the 12 month period
                                            ending December 31, 2001


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                 $11,950,000                 For the 12 month period
                                               ending March 31, 2002

                 $17,150,000                  For the 12 month period
                                       ending each fiscal quarter thereafter"

               1.2 Section 7.20(a)(ii) of the Loan Agreement is deleted and replaced by the following:

        "b. TANGIBLE NET WORTH. Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:


        "Applicable Amount                        Applicable Date

           $30,000,000                           September 30, 2000
            $3,950,000                           December 31, 2000
            $1,200,000                             March 31, 2001
            $3,950,000                             June 30, 2001
            $3,800,000                           September 30, 2001
            $5,650,000                           December 31, 2001
           $14,800,000                             March 31, 2002
           $19,000,000                      The last date of any fiscal
                                                quarter thereafter"

        2. Conditions to Effectiveness. The effectiveness of this First Amendment is subject to the receipt by Lender of the following, and the date on which the Lender receives all of the following shall be the "Effective Date:"

               2.1 A counterpart of this First Amendment, executed by Borrower; and

               2.2 Borrower has paid Lender an amendment fee of $23,500 and all of Lender's attorneys' fees and costs as described in Section 3.8 hereof.

        3. Miscellaneous.

               3.1 Loan Documents Confirmed. Except as expressly amended hereby, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect. This First Amendment is hereby incorporated into the Loan Agreement.

               3.2 Choice of Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED, THIS FIRST AMENDMENT AND ALL OTHER DOCUMENTS BEING EXECUTED CONCURRENTLY HEREWITH SHALL BE GOVERNED BY, AND

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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT
REGARD TO CONFLICT OF LAWS PRINCIPLES.

               3.3 Sole Parties. This First Amendment is made exclusively for the benefit of and solely for the protection of the parties hereto, and no other person or persons shall have the right to enforce the provisions hereof by action or legal proceedings or otherwise.

               3.4 Interpretation. Whenever the context so requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The headings used in this First Amendment are inserted solely for the convenience of reference and are not part of, nor intended to govern, limit or aid in the construction of, any term or provision hereof.

               3.5 Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

               3.6 Further Assurances. From time to time, each party will execute and deliver in recordable form, if necessary, such further instruments and will take such other action as the other party reasonably may request in order to discharge and perform their obligations and agreements under this First Amendment.

               3.7 Time of Essence. Time is of the essence in this First Amendment.

               3.8 Attorneys' Fees and Costs. The Borrower agrees that all of Lender's attorneys' fees and costs in drafting and negotiating this First Amendment are part of the Obligations and are payable on demand.

               IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

                                      FOOTHILL CAPITAL CORPORATION,
                                      a California corporation


                                      By  /s/ CATHERINE BURKE
                                          -----------------------------
                                      Title: Senior Vice President


                                      EPICOR SOFTWARE CORPORATION,
                                      a Delaware corporation


                                      By  /s/ LEE KIM
                                          -----------------------------
                                      Title: Vice President and CFO